SUPPLEMENT EFFECTIVE APRIL 11, 2003 THRU NOVEMBER 30, 2003

TO THE APRIL 7, 2003, PROSPECTUS

for

VUL GuardSM

Issued by:

Massachusetts Mutual Life Insurance Company

The information in this supplement supercedes any conflicting information contained in the April 7, 2003 VUL GuardSM prospectus. The asset charge will revert to the asset charge disclosed in the April 7, 2003 VUL Guard prospectus on the policy’s December, 2003 monthly charge date. This supplement should be discarded after November 30, 2003.

Effective April 11, 2003 through November 30, 2003, the following language supercedes that contained in the following sections of the VUL GuardSM prospectus:

1.	The Asset Charge line in the “Periodic Charges Other than Fund Operating Expenses” table of the Fee Tables section on page 6 of the prospectus is revised to read as follows:

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Asset Charge	Daily	Annual Rates: Policy Years 1-15 0.50% of the policy’s average daily net assets in the separate account Policy Years: 16+ 0.50% of the policy’s average daily net assets in the separate account.	Annual Rates: Policy Years 1-15 1.15% of the policy’s average daily net assets in the separate account Policy Years: 16+ 0.50% of the policy’s average daily net assets in the separate account.

2.	The Asset Charge description under the “Daily Charges Against the Separate Account” section on page 39 of the prospectus is revised to read as follows:

“The asset charge is applied, on a daily basis, to your value in the Separate Account only. The maximum asset charge is equal to 0.50% of the portion of your policy’s average daily net assets that are invested in the Separate Account.

This charge compensates us for the risks and expenses involved in issuing and administering life insurance protection.”

April 11, 2003	Li4300-03-1